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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                 ------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        February 10, 1998



                     Commodore Applied Technologies, Inc.
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            (Exact name of registrant as specified in its charter)




             Delaware                       1-11871              11-3312952
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(State or other jurisdiction             (Commission          (I.R.S. Employer
 of incorporation)                       File Number)        Identification No.)


150 East 58th Street
New York, New York                                            10155
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
                                                     --------------



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         (Former Name or Former Address, if Changed Since Last Report)


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                          CURRENT REPORT ON FORM 8-K

                     COMMODORE APPLIED TECHNOLOGIES, INC.

                               February 10, 1998


Item 5.  Other Events.

          Intercompany Note

          On February 10, 1998, Commodore Environmental Services, Inc., a Delaware corporation ("Environmental"), provided a $5,450,000 unsecured loan to Commodore Applied Technologies, Inc., a Delaware corporation (the "Company"), evidenced by the Company's 8% non-convertible note (the "Intercompany Note"). As of the date of this Current Report, Environmental owned approximately 44% of the outstanding shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company. Pursuant to the terms of the Intercompany Note, interest on the unpaid principal balance of the Intercompany Note is payable at the rate of 8% per annum semiannually in cash. The unpaid principal amount of the Intercompany Note is due and payable, together with accrued and unpaid interest, on the earlier to occur of (a) December 31, 1999, or (b) consummation of any public offering or private placement of securities of the Company with net proceeds aggregating in excess of $6.0 million, other than in respect of working capital financing or secured financing of assets received by the Company in the ordinary course of business from any bank or other lending institution, provided that if such funds are raised in a private placement consummated after February 9, 1998 and prior to the last day of the Effective Period (as defined below), then the Intercompany Note will not be payable unless a registration statement covering such shares of Common Stock has been effective for 75 consecutive days and is effective on the date of such repayment. The Company will use the net proceeds of the loan solely for working capital and general corporate purposes and not for the satisfaction of any portion of Company debt or to redeem any Company equity or equity-equivalent securities.

          In connection with the loan, the Company amended and restated in its entirety a five-year warrant to purchase 7,500,000 shares of common stock of the Company issued to Environmental on December 2, 1996 to, among other things, reduce the exercise price of the warrant from $15.00 per share to $10.00 per share. In addition, the Company issued to Environmental an additional five-year warrant to purchase 1,500,000 shares of common stock of the Company at an exercise price of $10.00 per share.

         The Company has agreed to file registration statements on Form S-3 (the "Registration Statements"), or other applicable form of registration statement, under the Securities Act of 1933, as amended (the "Securities Act"), covering all of the shares of Common Stock issued and to be issued by Environmental in a February 1998 private placement to certain "accredited investors" as defined in Rule 501 of the Securities Act (the "Private Placement") and to keep such Registration Statements continuously effective under the Securities Act for a period of two years after their respective effective dates or such earlier date when all shares covered by the Registration Statements have been sold or may be sold without volume restrictions under the Securities Act (the "Effective Period").

          The information set forth above is qualified in its entirety by reference to: (a) Promissory Note, dated February 10, 1998, of Commodore Applied Technologies, Inc., incorporated herein by reference as Exhibit 99.1;
(b) warrant to purchase 7,500,000 shares of common stock of Commodore Applied Technologies, Inc. issued to Commodore Environmental Services, Inc., incorporated herein by reference as Exhibit 4.1; (c) warrant to purchase 1,500,000 shares of common stock of Commodore Applied Technologies, Inc. issued to Commodore Environmental Services, Inc., incorporated herein by reference as Exhibit 4.2; and (d) Registration Rights Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., and certain investors, incorporated herein by reference as Exhibit 99.2.


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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

*Exhibit No.                         Description
------------                         -----------

   4.1 Warrant to purchase 7,500,000 shares of common stock of Commodore Applied Technologies, Inc. issued to Commodore Environmental Services, Inc.

   4.2 Warrant to purchase 1,500,000 shares of common stock of Commodore Applied Technologies, Inc. issued to Commodore Environmental Services, Inc.

   99.1 Promissory Note, dated February 10, 1998, of Commodore Applied Technologies, Inc.

   99.2 Registration Rights Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., and certain investors.

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* All Exhibits are  incorporated  herein by reference to the Current  Report on
  Form 8-K, dated February 10, 1998, of Commodore Environmental Services, Inc. (File No. 0-10054).







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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  February 20, 1998      By: /s/ Michael D. Fullwood
                                ---------------------------------------------
                                Michael D. Fullwood, Senior Vice President,
                                  Chief Financial and Administrative Officer,
                                  Secretary and General Counsel












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                                 EXHIBIT INDEX

*Exhibit No.                         Description
------------                         -----------

   4.1 Warrant to purchase 7,500,000 shares of common stock of Commodore Applied Technologies, Inc. issued to Commodore Environmental Services, Inc.

   4.2 Warrant to purchase 1,500,000 shares of common stock of Commodore Applied Technologies, Inc. issued to Commodore Environmental Services, Inc.

   99.1 Promissory Note, dated February 10, 1998, of Commodore Applied Technologies, Inc.

   99.2 Registration Rights Agreement, dated as of February 9, 1998, among Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc., and certain investors.

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* All Exhibits are  incorporated  herein by reference to the Current  Report on
  Form 8-K, dated February 10, 1998, of Commodore Environmental Services, Inc. (File No. 0-10054).